UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________

Form 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):
August 11, 2005

SciClone Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-19825	94-3116852
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

901 Mariner's Island Blvd., Suite 205, San Mateo, CA	94404
(Address of principal executive offices)	(Zip Code)

(Address of principal executive offices)

Registrant’s telephone number, including area code:
650-358-3456

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SciClone Pharmaceuticals, Inc. (the “Company”) hereby amends its Current Report on Form 8-K, as furnished to the Securities and Exchange Commission on August 8, 2005, in order to reflect revised financial results for the second quarter ended June 30, 2005 resulting from a change in the period in which a non-cash expense related to stock price performance based stock options is reported.

Item 2.02 Results of Operations and Financial Condition.

On August 8, 2005, the Company issued a press release to publicly announce its results for the second quarter and six months ended June 30, 2005. The results as announced in both periods included a non-cash expense of $398,000 relating to a stock price performance based option granted to the Company’s Chief Executive Officer on June 1, 2005, the date he commenced his employment. While the Company had conducted an extensive review of this non-cash expense prior to the August 8, 2005 announcement, the application of the accounting rules for this expense is complex. In the process of finalizing its Form 10-Q, the Company reviewed the matter further and after further consultation with its independent auditors, the Company determined that the non-cash expense relating to this option should properly be recognized and reported in the subsequent quarter, and not in the second quarter ended June 30, 2005. Since this determination occurred prior to the filing of its 10-Q for the period, the Company reported its results for the second quarter and six months ended June 30, 2005 in the 10-Q excluding the $398,000 non-cash expense relating to this option.

The Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2005 contains the Company’s financial results for the second quarter and six months ended June 30, 2005, and these results differ from the Company’s announced results due to the corresponding decrease in general and administrative expenses, and decrease in net loss and net loss per share. Revised tables to reflect these corrections are attached as Exhibit 99.1, replacing in their entirety the corresponding tables included in Exhibit 99.1.

A non-cash expense relating to this stock price performance based option is expected in, and is properly attributable to, the quarter ended September 30, 2005. The amount of the charge will depend upon the Company’s stock price and will differ from the charge estimated in the announcement on August 8, 2005.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibit:

Exhibit No.	Description
Exhibit 99.1
SciClone Pharmaceuticals, Inc. Statements of Operations for the second quarter and six months ended June 30, 2005; Balance Sheet as of June 30, 2005; Statements of Cash Flows for the six months ended June 30, 2005.

Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 11, 2005

SCICLONE PHARMACEUTICALS, INC.

By:	/s/	RICHARD A. WALDRON
Name:		Richard A. Waldron
Title:		Chief Financial Officer